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                                                                    EXHIBIT 10.7




                                AMENDMENT NO. 3
                                       TO
                     AMENDED AND RESTATED VOTING AGREEMENT

         This Amendment No. 3 dated as of November 4, 1997 (this "Amendment") to that certain Amended and Restated Voting Agreement effective the 20th day of September, 1995 as amended by that certain Amendment No. 1 to Amended and Restated Voting Agreement dated as of January 17, 1997, as amended by that certain Amendment No. 2 to Amended and Restated Voting Agreement dated as of March 14, 1997 (together, the "Voting Agreement") is entered into by and among Packaged Ice, Inc., a Texas corporation (the "Company"), and the shareholders of the Company (the "Shareholders") who have executed a counterpart signature page of this Agreement. All capitalized terms used herein and not defined herein shall have the meanings set forth in the Voting Agreement.

         WHEREAS, the parties are desirous of expanding the Board of Directors in the future.

         NOW, THEREFORE, in consideration of the premises and the mutual obligations of the parties hereto, the parties do hereby agree as follows:

         1. Amendments. Section 4, subparagraph (A) of the Voting Agreement is hereby amended and restated in its entirety as follows:

                 "(A) to fix and maintain the number of directors no more than twelve (12)."

         2. Section 4 of the Voting Agreement is amended to add a new paragraph as follows:

                          Notwithstanding anything to the contrary contained in
                 this Agreement, in the event the Company breaches a covenant under the Securities Purchase Agreement between the Company and Culligan Water Technologies, Inc. entered into on or about December 2, 1997, at any time any share of 10% Exchangeable Preferred Stock is outstanding, the Shareholders agree that the number of directors will be increased to an even number and the holders of the outstanding shares of Series C Preferred Stock shall have the right to designate one-half of the directors until such breach is cured or waived, and the Shareholders shall vote all of their shares of capital stock of the Company presently owned or hereafter acquired by them (whether owned of record or over which any person exercises voting control) to remove such directors as is necessary to allow the holders of the outstanding shares of Series C Preferred Stock to elect one- half of all directors, and to cause and maintain the election of such directors as designated by the holders of the outstanding shares of Series C Preferred Stock until such breach is cured or waived.
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         3.      Effective Date.  This Amendment shall be effective (i) when executed by 80% of the Shareholders (in interest, with the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock voting as a single class, with the Series A Preferred Stock and Series B Preferred Stock voting on an as-converted basis) and (ii) when executed by Culligan Water Technologies, Inc..

         4. Effect of Amendment. Except as expressly amended hereby, the Voting Agreement is hereby ratified and confirmed in every respect and shall remain in full force and effect in accordance with its terms.

         5. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, all of which taken together shall constitute one and the same instrument. A facsimile of an executed counterpart shall be deemed to be an original, executed counterpart.

         6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

         7. Corporate Authority. Each entity which is a party to this Amendment respectively represents and warrants to the other parties that all necessary corporate, trust or other action has been duly taken to authorize execution and delivery of this Amendment and the performance or observance of the provisions of this Amendment.

         8. Severability. If any provision of this Amendment is to any extent found to be invalid, illegal or unenforceable in any respect under applicable law, that provision shall still be effective to the extent it remains valid, and the remainder of this Amendment also will continue to be valid.

         9. Entire Agreement. This Amendment supersedes all previous and contemporaneous oral negotiations, commitments, writings and understandings among the parties hereto concerning the subject matter of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                          PACKAGED ICE, INC.


                                          By:
                                             ---------------------------------
                                                A.J. Lewis III, President





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                             SIGNATURE PAGE FOLLOWS
            AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

                    SHAREHOLDERS COUNTERPART SIGNATURE PAGE


                                              SHAREHOLDER:


                                              If a Person:


                                              --------------------------------

                                              Print Name
                                                        ----------------------

                                              If an Entity:


                                              --------------------------------

                                              By:
                                                 -----------------------------


                                              Print Name:
                                                         ---------------------

                                              Title:
                                                    --------------------------

                                              Number of Shares of Common
                                              Stock:
                                                    --------------------------


                                              Number of Shares of Series A
                                              Preferred Stock:
                                                              ----------------

                                              Number of Shares of Series B
                                              Preferred Stock:
                                                              ----------------




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